UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                       Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                March 15, 2007

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
     (State or other         (Commission File No.)         (I.R.S. Employer
     jurisdiction of                                      Identification No.)
incorporation or organization)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

 [ ] Soliciting  material pursuant to rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


Item 4.01 Changes in Registrant's Certifying Accountant

(a) KPMG, LLP ("KPMG") was previously the principal independent accountants for TriCo Bancshares (the "Company"). On March 15, 2007, KPMG was dismissed as the Company's principal independent accountants. The decision to change accountants was approved by the audit committee of the board of directors.

The audit reports of KPMG on the consolidated financial statements of the Company and subsidiaries as of and for the years ended December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006 and 2005 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2006, and the subsequent interim period through March 15, 2007, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with its reports to the subject matter of the disagreement.

During the two fiscal years ended December 31, 2006, and the subsequent interim period through March 15, 2007, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K.

A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

(b) On March 15, 2007, the Company's Audit Committee engaged Moss Adams LLP as the Company's new principal independent accountant to audit the Company's financial statements for the year ended December 31, 2007. The decision to engage Moss Adams will be submitted to the Company's shareholders for ratification at the Annual Meeting of Shareholders in May 2007. During the Company's two most recent fiscal years prior to the engagement of Moss Adams, and through March 15, 2007, the Company did not consult with Moss Adams regarding any of the matters described by Item 304(a)(2)(i) or (ii) of Regulation S-K

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

    16.1 Letter dated March 21, 2007 to the Securities and Exchange Commission from KPMG.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2007                                TRICO BANCSHARES
                                                    (Registrant)

                                                    By: /s/Thomas J. Reddish
                                                        ------------------------
                                                        Thomas J. Reddish
                                                        Executive Vice President
                                                        Chief Financial Officer

Exhibit 16.1

March 21, 2007

Securities and Exchange Commission
Washington, D.C. 20549


Ladies and Gentlemen:

We were previously principal accountants for TriCo Bancshares and, under the date of March 13, 2007, we reported on the consolidated financial statements of TriCo Bancshares as of and for the years ended December 31, 2006 and 2005, and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2006, and the effectiveness of internal control over financial reporting as of December 31, 2006. On March 15, 2007, we were dismissed. We have read TriCo Bancshares' statements included under Item 4.01(a) of its Form 8-K dated March 15, 2007, and we agree with such statements, except that we are not in a position to agree or disagree with TriCo Bancshares' statement that the change was approved by the audit committee of the board of directors.

Very truly yours,


/s/KPMG LLP
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